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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2003

IHOP CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-8360 (Commission File Number)	95-3038279 (IRS Employer Identification No.)
450 North Brand Glendale, California 91203 (Address of principal executive offices) (Zip code)

(818) 240-6055
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

        On January 13, 2003, Registrant announced a new strategic growth plan designed to increase long term shareholder value. A copy of the press release issued by Registrant announcing its new strategic growth plan is attached as Exhibit 99.1.

        Also on January 13, 2003, Registrant held a conference call to discuss its strategic growth plan. A copy of the prepared remarks of management of Registrant for the conference call is attached as Exhibit 99.2. A copy of the slide presentation accompanying management's discussion during the conference call is attached as Exhibit 99.3.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits
	Exhibit 99.1	Press release of Registrant, dated January 13, 2003
	Exhibit 99.2	Prepared remarks of management of Registrant for conference call held on January 13, 2003
	Exhibit 99.3	Slide presentation accompanying management's discussion during conference call held on January 13, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 13, 2003
IHOP CORP.
	By:	/s/ MARK D. WEISBERGER Mark D. Weisberger Secretary

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  Item 5. Other Events and Required FD Disclosure
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES